Exhibit 24a

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ F. Duane Ackerman	November 28, 2005
F. Duane Ackerman	Date
Chairman of the Board, Chief
Executive Officer, Director
(Principal Executive Officer)

/s/ Ronald M. Dykes	November 28, 2005
Ronald M. Dykes	Date
Chief Financial Officer
(Principal Financial Officer)

/s/ Pat Shannon	November 28, 2005
Pat Shannon	Date
Senior Vice President – Finance
and Controller
(Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Reuben V. Anderson	November 28, 2005
Reuben V. Anderson	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ James H. Blanchard	November 28, 2005
James H. Blanchard	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ J. Hyatt Brown	November 28, 2005
J. Hyatt Brown	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Armando M. Codina	November 28, 2005
Armando M. Codina	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Mark Feidler	November 28, 2005
Mark Feidler	Date
President, Chief Operating Officer
and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Kathleen F. Feldstein	November 28, 2005
Kathleen F. Feldstein	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ James P. Kelly	November 28, 2005
James P. Kelly	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Leo F. Mullin	November 28, 2005
Leo F. Mullin	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Robin B. Smith	November 28, 2005
Robin B. Smith	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register 25 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ William S. Stavropoulos	November 28, 2005
William S. Stavropoulos	Date
Director